                                                                    EXHIBIT 99.5

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

IN RE: ROUGE INDUSTRIES, INC., ET AL                          CASE NO.: 03-13272
       DEBTORS                                  REPORTING PERIOD: February, 2004


                            MONTHLY OPERATING REPORT
                    FILE WITH COURT AND SUBMIT COPY TO UNITED
                STATES TRUSTEE WITHIN 20 DAYS AFTER END OF MONTH

Submit copy of report to any official committee appointed in the case.

                                                                                                           DOCUMENT     EXPLANATION
REQUIRED DOCUMENTS                                                                      FORM NO.           ATTACHED       ATTACHED
Schedule of Cash Receipts and Disbursements                                              MOR-1                X              X
     Bank Reconciliation (or copies of debtor's bank reconciliations)                MOR-1(CONT.)             X
     Copies of bank statements                                                                                X              X
     Cash disbursements journals
Statement of Operations                                                                  MOR-2                               X
Balance Sheet                                                                            MOR-3                X
Status of Postpetition Taxes                                                             MOR-4                               X
    Copies of IRS Form 6123 or payment receipt
    Copies of tax returns filed during reporting period
Summary of Unpaid Postpetition Debts                                                     MOR-4                X
    Listing of aged accounts payable                                                     MOR-5                X
Debtor Questionnaire                                                                     MOR-5                X



I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

/s/ Steven L. Victor                             4/8/04
---------------------------------------          ---------------------
Signature of Debtor                              Date

---------------------------------------          ---------------------
Signature of Joint Debtor                        Date

---------------------------------------          ---------------------
Signature of Authorized Individual*              Date

Steven L. Victor                                 CRO
---------------------------------------          -------------------------------
Printed Name of Authorized Individual            Title of Authorized Individual



*Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.



                                                                        FORM MOR
                                                                          (9/99)

IN RE: ROUGE INDUSTRIES, INC., ET AL                          CASE NO.: 03-13272
                                               REPORTING PERIOD:  February, 2004


                   SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor's books, not the bank statement. The beginning cash should be the ending cash from the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the "CURRENT MONTH - ACTUAL" column must equal the sum of the four bank account columns. The amounts reported in the "PROJECTED" columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements listed in the disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each account. [See MOR-1 (CONT.)]

                                                                  BANK ACCOUNTS
FEBRUARY                                 ESTATE ESCROW      ESTATE CHECKING         INVESTMENT ACCOUNT
                                          1076119823          1850844851             19900683-00 GS462
BEGINNING CASH                                    $0        $113,363,867                $            0
CASH - END OF MONTH                               $0        $      1,000                $  101,841,989


NOTES:

Please find the following attached: (i) a reconciliation of the Debtor's unrestricted cash balance as of February 29, 2004 (ii) an excerpt from the Debtors' cash forecast, and (iii) a schedule of actual and projected liabilities to be assumed by SeverStal N.A. pursuant to the terms of the Asset Purchase Agreement ("APA").

The QS Steel account (#1850886647) was closed on January 30, 2004. All of the Debtors' remaining bank accounts except the Rouge Industries (#1850844851) and Rouge Steel Company Travel (#1076119823) accounts, were transferred to SeverStal N.A. on January 30, 2004 in conjunction with the execution of the APA.

The Estate established an Investment Account on February 5, 2004 into which proceeds from the asset purchase were subsequently transferred. All cash proceeds from the SeverStal transaction were initially deposited in the Rouge Industries account until such time as those funds could be transferred to the Estate Investment Account.

Copies of the February bank statements for the Rouge Industries checking account (#1850844851) and Rouge Industries Investment account (#199000683-00 GS462) are attached.

In addition to the Debtors' unrestricted bank accounts as of February 29, 2004, Estate funds are escrowed as follows: (i) $4.2M as cash collateral for outstanding letters of credit, (ii) $2.2M for the payment of professional fees and outstanding checks per the terms of the DIP credit agreement, and (iii) $2.3M for the payment of property taxes and mechanics' liens.

Although the bank accounts are held in the name of the parent company (RII), all of the disbursements occurring in the month ended February 29, 2004 were made for the benefit of the formerly operating subsidiary, (RSC).

The Estate Escrow account was originated to store funds related to the $2M carve out for professional fees in conjunction with the Congress DIP agreement.



                                                                      FORM MOR-1
                                                                          (9/99)

ROUGE INDUSTRIES, INC.                                        CASE NO.: 03-13272
UNRESTRICTED CASH ACTIVITY                      REPORTING PERIOD: February, 2004
Month ended February 29, 2004

RII - CHECKING ACCOUNT (ACCT. #1850844851)
   Beginning Balance                                                           $113,363,867.13
   Plus Receipts
     Receipts
       Funding from Investment Account                                           19,811,721.51
       Cancellation of LCs                                6,270,000.00
       Congress - Lockbox Receipts                        1,966,721.56
       Interest                                                      -
                                                         -------------         ---------------
         Subtotal - Third Party Receipts                                          8,236,721.56
                                                                               ---------------
     Total Receipts                                                              28,048,443.07
   Less
     Disbursements
       Transfer to Investment Account                                           121,599,588.69
       Cleveland - Cliffs                                11,556,164.51
       Bank One                                           8,000,000.00
       Professional Fees                                    200,000.00
       Congress Closing Fees                                 55,557.00
                                                         -------------         ---------------
         Subtotal - Third Party Disbursement                                     19,811,721.51
                                                                               ---------------
     Total Disbursements                                                        141,411,310.20
                                                                               ---------------
   Ending Balance                                                              $      1,000.00
                                                                               ===============
RII - INVESTMENT ACCOUNT (ACCT. #19900683-00 GS462)
   Beginning Balance                                                           $             -
   Plus
     Receipts
       Transfer from Checking Account                                           121,599,588.69
       Dividend Income                                                               54,121.50
                                                                               ---------------
     Total Receipts                                                             121,653,710.19
   Less
     Disbursements
       Funding of Checking Account                                               19,811,721.51
                                                                               ---------------
   Ending Balance                                                              $101,841,988.68
                                                                               ===============
   ENDING BALANCE - UNRESTRICTED CASH                                          $101,842,988.68
                                                                               ===============

NOTES:

Although the bank accounts identified above are held in the name of the parent company (RII), all of the disbursements occuring in the month ended February 29, 2004 were made for the benefit of the (formerly) operating subsidiary, Rouge Steel Company.

ROUGE INDUSTRIES, INC.
ESTATE CASH FLOW
Forecast as of March 31, 2004

                                               FEBRUARY       MARCH         APRIL          MAY           JUNE          JULY
                                                Actual       Forecast      Forecast      Forecast      Forecast      Forecast
                                                ------       --------      --------      --------      --------      --------
    Beginning Estate Cash                    $113,363,867  $101,842,989  $103,836,947  $102,213,902  $ 99,201,130  $102,531,747
    Satisfaction of Perfected Liens          $          -  $          -  $          -  $          -  $          -  $          -
    Pre-Closing Expenses
      Professional Fees
      Taxes
      Employment Costs Other Than Taxes:
      Severance Costs
      Other
                                             ------------  ------------  ------------  ------------  ------------  ------------
      Subtotal - Pre-Closing Expenses        $          -  $          -  $          -  $          -  $          -  $          -
    Post Closing Administrative Expenses:
      Professional / Ordinary Course Fees         200,000        65,000       853,616       909,897       858,750       788,712
      Other Payroll / Support (1)                                 5,000        60,000        60,000        60,000        60,000
      Occupancy Costs                                                 -             -             -             -             -
      Medical and Other Benefits (2)                                  -             -     2,070,000             -             -
      Insurance                                                       -       737,500             -             -             -
      Bank Fees                                    55,557         7,500         7,500         7,500         7,500         7,500
      Other                                                      57,699        25,000        25,000        25,000        25,000
                                             ------------  ------------  ------------  ------------  ------------  ------------
      Subtotal - Post-Closing Expenses       $    255,557  $    135,199  $  1,683,616  $  3,072,397  $    951,250  $    881,212
                                             ------------  ------------  ------------  ------------  ------------  ------------
    Total Expenses                           $    255,557  $    135,199  $  1,683,616  $  3,072,397  $    951,250  $    881,212
    Cash Inflows
      Cancellation of LCs                       6,270,000                                               4,224,000
      Transfer of Funded Professional
       Fee Carve Out                                          2,000,000
      Return of Returned Check Reserve                          150,000
      Settlement of County Property Taxes
      Other                                     1,966,722
      Interest Income (at .7% per year)            54,122        59,408        60,572        59,625        57,867        59,810
                                             ------------  ------------  ------------  ------------  ------------  ------------
    Total Cash Inflows                       $  8,290,843  $  2,209,408  $     60,572  $     59,625  $  4,281,867  $     59,810
    Distributions
      Bank One                                  8,000,000
      Cleveland-Cliffs                         11,556,165
      Ford
      Reclamation Claimants
      Unsecured Creditors                                        80,251
                                             ------------  ------------  ------------  ------------  ------------  ------------
    Total Distributions                      $ 19,556,165  $     80,251  $          -  $          -  $          -  $          -
                                             ------------  ------------  ------------  ------------  ------------  ------------
    ENDING ESTATE CASH                       $101,842,989  $103,836,947  $102,213,902  $ 99,201,130  $102,531,747  $101,710,345
MEMO
    Cumulative Pmt. of Liabilities
      Assumed by SNA                            4,726,245     7,328,424     9,327,314     9,582,720     9,838,126     9,888,532
    Funds in Disbursement Account                   1,000

                                                AUGUST      SEPTEMBER      OCTOBER       NOVEMBER     CUMULATIVE
                                               Forecast      Forecast      Forecast      Forecast       TOTAL
                                               --------      --------      --------      --------       -----
    Beginning Estate Cash                    $101,710,345  $100,922,647  $100,332,621  $98,308,222   $113,363,867
    Satisfaction of Perfected Liens          $          -  $          -  $          -  $         -   $          -
    Pre-Closing Expenses
      Professional Fees                                                                                         -
      Taxes                                                                                                     -
      Employment Costs Other Than Taxes:                                                                        -
      Severance Costs                                                                                           -
      Other                                                                                                     -
                                             ------------  ------------  ------------  -----------   ------------
      Subtotal - Pre-Closing Expenses        $          -  $          -  $          -  $         -   $          -
    Post Closing Administrative Expenses:
      Professional / Ordinary Course Fees         754,530       552,897       509,927      488,564   $  5,981,893
      Other Payroll / Support (1)                  60,000        60,000        60,000       60,000        485,000
      Occupancy Costs                                   -         3,500         3,500        3,500         10,500
      Medical and Other Benefits (2)                    -             -             -            -      2,070,000
      Insurance                                         -             -             -            -        737,500
      Bank Fees                                     7,500         7,500         7,500        7,500        123,057
      Other                                        25,000        25,000        25,000       25,000        257,699
                                             ------------  ------------  ------------  -----------   ------------
      Subtotal - Post-Closing Expenses       $    847,030  $    648,897  $    605,927  $   584,564   $  9,665,650
                                             ------------  ------------  ------------  -----------   ------------
    Total Expenses                           $    847,030  $    648,897  $    605,927  $   584,564   $  9,665,650
    Cash Inflows
      Cancellation of LCs                                                                              10,494,000
      Transfer of Funded Professional
       Fee Carve Out                                                                                    2,000,000
      Return of Returned Check Reserve                                                                    150,000
      Settlement of County Property Taxes                                                                       -
      Other                                                                                             1,966,722
      Interest Income (at .7% per year)            59,331        58,872        58,527       57,346        585,480
                                             ------------  ------------  ------------  -----------   ------------
    Total Cash Inflows                       $     59,331  $     58,872  $     58,527  $    57,346   $ 15,196,202
    Distributions
      Bank One                                                                                          8,000,000
      Cleveland-Cliffs                                                                                 11,556,165
      Ford                                                                                                      -
      Reclamation Claimants                                                 1,477,000                   1,477,000
      Unsecured Creditors
                                             ------------  ------------  ------------  -----------   ------------
    Total Distributions                      $          -  $          -  $  1,477,000  $         -   $ 21,033,165
                                             ------------  ------------  ------------  -----------   ------------
    ENDING ESTATE CASH                       $100,922,647  $100,332,621  $ 98,308,222  $97,781,004   $ 97,861,255
MEMO
    Cumulative Pmt. of Liabilities
      Assumed by SNA                            9,938,938     9,960,125     9,981,313   10,000,000     10,000,000
    Funds in Disbursement Account

NOTES
(1) Such amounts paid by the Estate and/or assumed by SeverStal, NA may be subject to further negotiations and/or Court approval.

(2) Budgeted amounts assume that all separated employees are converted to premium-based plans, and that no excessive pipeline claims are incurred for February or March.
                                    4 of 12

ROUGE INDUSTRIES, INC.
ASSUMED LIABILITIES
Forecast as of March 31, 2004

                                                                      FEBRUARY       MARCH       APRIL          MAY        JUNE
                                                       BUDGETED        Actual      Forecast     Forecast     Forecast    Forecast
                                                       --------        ------      --------     --------     --------    --------
PRE CLOSING DATE ADMINISTRATIVE & LIEN EXPENSES
    Professional Fees:
      Transaction & Unpaid Pre-Closing Costs         $  5,004,708   $   229,834      558,573    1,001,475  $         -  $        -
    Taxes:
      Sales & Use, Franchise and Other Taxes                             34,608            -            -            -           -
      Payroll Taxes                                       495,292       149,272            -            -            -           -
    Employment Costs Other Than Taxes:
      Accrued Wages                                     2,300,000     1,525,640            -            -            -           -
      Unprocessed Insurance Claims                        200,000             -      100,000      100,000            -           -
      Incurred But Not Reported Insurance Claims          800,000             -      200,000      200,000      200,000     200,000
      Life and Disability Insurance                       700,000        95,634      350,000      254,366            -           -
      Post Petition Postemployment Cost Reserve           200,000             -            -      200,000            -           -
      Other Employment Costs (Trust Fund)                 300,000             -            -            -            -           -
    Other Excluded Liabilities                                  -             -      215,000            -            -           -
                                                     ------------   -----------  -----------  -----------  -----------  ----------
Total Pre Closing Date Administrative &
    Lien Expenses                                    $ 10,000,000   $ 2,034,988  $ 1,423,573  $ 1,755,840  $   200,000  $  200,000
POST CLOSING ADMINISTRATIVE EXPENSES:
      Post Closing Professional Fees                            -             -  $   786,606  $     5,477  $         -  $        -
      Estate Contract Pay (1)                                   -             -       74,750       18,688       18,688      18,688
      D&O Insurance                                             -             -
      Ordinary Course Legal Fees                                -        35,217
      Bank Fees                                                 -             -
      Other Professional Fees                                   -             -
      Occupancy Costs                                           -             -
      Ad Hoc Clerical Support                                   -             -
      Other                                                     -             -
      Post Close Benefits for Separated
       Employees (2)                                            -             -      317,250      218,885       36,718      36,718
                                                     ------------   -----------  -----------  -----------  -----------  ----------
Total Post Closing Administrative Expenses           $          -   $    35,217  $ 1,178,606  $   243,049  $    55,406  $   55,406
                                                     ------------   -----------  -----------  -----------  -----------  ----------
TOTAL EXPENSES                                       $ 10,000,000   $ 2,070,205  $ 2,602,179  $ 1,998,890  $   255,406  $  255,406
                                                     ------------   -----------  -----------  -----------  -----------  ----------
    Morgan Joseph fee (paid at close)                                 2,656,040
CUMULATIVE                                                          $ 4,726,245  $ 7,328,424  $ 9,327,314  $ 9,582,720  $9,838,126
                                                                    -----------  -----------  -----------  -----------  ----------

                                                        JULY        AUGUST      SEPTEMBER     OCTOBER      NOVEMBER
                                                      Forecast     Forecast     Forecast      Forecast     Forecast           TOTAL
                                                      --------     --------     --------      --------     --------           -----
PRE CLOSING DATE ADMINISTRATIVE & LIEN EXPENSES
    Professional Fees:
      Transaction & Unpaid Pre-Closing Costs         $        -  $        -   $        -    $        -   $         -     $ 1,789,882
    Taxes:
      Sales & Use, Franchise and Other Taxes                  -                                                               34,608
      Payroll Taxes                                           -                                                              149,272
    Employment Costs Other Than Taxes:
      Accrued Wages                                           -                                                            1,525,640
      Unprocessed Insurance Claims                            -           -            -             -             -         200,000
      Incurred But Not Reported Insurance Claims              -           -            -             -             -         800,000
      Life and Disability Insurance                           -           -            -             -             -         700,000
      Post Petition Postemployment Cost Reserve               -           -            -             -             -         200,000
      Other Employment Costs (Trust Fund)                     -           -            -             -             -               -
    Other Excluded Liabilities                                -           -            -             -             -         215,000
                                                     ----------  ----------   ----------    ----------   -----------     -----------
Total Pre Closing Date Administrative &
    Lien Expenses                                    $        -  $        -   $        -    $        -   $         -     $ 5,614,401
POST CLOSING ADMINISTRATIVE EXPENSES:
      Post Closing Professional Fees                 $        -  $        -   $        -    $        -   $         -     $   792,083
      Estate Contract Pay (1)                            18,688      18,688       18,688        18,688        18,688         224,250
      D&O Insurance                                                                                                                -
      Ordinary Course Legal Fees                                                                                              35,217
      Bank Fees                                                                                                                    -
      Other Professional Fees                                                                                                      -
      Occupancy Costs                                                                                                              -
      Ad Hoc Clerical Support                                                                                                      -
      Other                                                                                                                        -
      Post Close Benefits for Separated
       Employees (2)                                     31,718      31,718        2,500         2,500             -         678,008
                                                     ----------  ----------   ----------    ----------   -----------     -----------
Total Post Closing Administrative Expenses           $   50,406  $   50,406   $   21,188    $   21,188   $    18,688     $ 1,729,558
                                                     ----------  ----------   ----------    ----------   -----------     -----------
TOTAL EXPENSES                                       $   50,406  $   50,406   $   21,188    $   21,188   $    18,688     $ 7,343,960
                                                     ----------  ----------   ----------    ----------   -----------     -----------

    Morgan Joseph fee (paid at close)                                                                                      2,656,040
CUMULATIVE                                           $9,888,532  $9,938,938   $9,960,125    $9,981,313   $10,000,000     $10,000,000
                                                     ----------  ----------   ----------    ----------   -----------     -----------
                                                                              Additional Liabilities to be Assumed:      $         -


NOTES

(1) Such amounts paid by the Estate and/or assumed by SeverStal, NA may be subject to further negotiations and/or Court approval.

(2) Budgeted amounts assume that all separated employees are converted to premium-based plans, and that no excessive pipeline claims are incurred for February or March.



                                    5 of 12

[COMERICA LOGO]            SHAREHOLDER ACCOUNT STATEMENT
                           Please Retain For Your Records
--------------------------------------------------------------------------------

YOUR ACCOUNT NUMBER                 STATEMENT DATE

199000683-00 GS462                  02-29-2004

PLEASE REFER TO YOUR ACCOUNT NUMBER IN ALL CORRESPONDENCE.

                                             FSQ PRIME OBLIGATION
                                                DEALER NAME


                                               COMERICA BANK
                                               C/O COMERICA SECURITIES
                                               201 W FORT STREET
                                               3RD FLOOR, MAIL CODE 3089
                                               DETROIT, MI 48226
ROUGE INDUSTRIES INC.
ATTN: INTERNAL CONTROLS SUPERVISOR
3001 MILLER ROAD                             DEALER NUMBER:          002   -NSWP
P.O. BOX 1639                                REPRESENTATIVE NAME:    PAUL ZAJCIW
DEARBORN, MI  48121                          REPRESENTATIVE NUMBER:  PLZ

---------------------------------------------------------------------------------------------------------
TRADE                                  $ AMOUNT OF       SHARE       SHARES THIS
DATE        TRANSACTION                TRANSACTION       PRICE       TRANSACTION       TOTAL SHARES OWNED
---------------------------------------------------------------------------------------------------------
02-05 PURCHASE                       113,362,867.13       1.00     113,362,867.13        113,362,867.13
02-06 REDEMPTION                          55,557.00       1.00          55,557.00-       113,307,310.13
02-17 PURCHASE                         6,270,000.00       1.00       6,270,000.00        119,577,310.13
02-19 REDEMPTION                      11,556,164.51       1.00      11,556,164.51-       108,021,145.62
02-20 PURCHASE                         1,966,721.56       1.00       1,966,721.56        109,987,867.18
02-26 REDEMPTION                       8,000,000.00       1.00       8,000,000.00-       101,987,867.18
02-27 REDEMPTION                         200,000.00       1.00         200,000.00-       101,787,867.18
02-29 DIVIDEND REINVEST                   54,121.50       1.00          54,121.50        101,841,988.68


*PERIOD REPORTED 02-01-2004 THRU 02-29-2004

------------------------------------------------------------------------------------------------------------------
       CURRENT YEARS ACTIVITY                                      SHARES OWNED BY YOU
------------------------------------------------------------------------------------------------------------------
INCOME DIVIDENDS      CAPITAL GAINS      IN CERTIFICATE FORM        ON DEPOSIT WITH COMERICA BANK       TOTAL
  54,121.50               0.00                    0                       101,841,988.68            101,841,988.68
------------------------------------------------------------------------------------------------------------------
0.71 ANNUALIZED YIELD FOR PERIOD REPORTED
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------

                      DO NOT USE FOR ADDITIONAL PURCHASES
                      -----------------------------------

                               TO CHANGE YOUR ADDRESS PLEASE INDICATE BELOW. EACH REGISTERED OWNER'S SIGNATURE IS REQUIRED TO MAKE CHANGES:
[COMERICA LOGO]

ACCOUNT NUMBER                 -------------------------------------------------

199000683-00 GS462             -------------------------------------------------

Mailing Address:               -------------------------------------------------
COMERICA BANK
P.O. Box 75000                 -------------------------------------------------
MC 3089
Detroit, MI 48275-3089      SHAREHOLDER SIGNATURE(S) ---------------------------
(800) 327-7058
                                                     ---------------------------

"Mutual Fund Shares and Other Investment Products Offered by Comerica Bank: 1.) Are NOT INSURED or guaranteed by the FDIC or the U.S. Government; 2.) Are not deposits of, or guaranteed by, any bank; 3.) Are subject to investment risks, including the possible loss of principal. There is no assurance that a money market mutual fund will be able to maintain a stable share price of $1.00 per share." Inquiries or concerns regarding your account and the activity therein may be directed to our Customer Service Department at the telephone number and address reflected above.

[COMERICA LOGO]

     STATEMENT PERIOD                             STATEMENT OF ACCOUNT
     February 01, 2004 Thru February 29, 2004

                                                   ___  ___  ___


                    80149
     ROUGE INDUSTRIES INC
     PO BOX 1639
     DEARBORN MI  48121-1639


                                            FOR INQUIRIES, WRITE OR CALL

                                            COMERICA BANK
                                            PO BOX 75000
                                            DETROIT, MI 48275-8149
                                            (313) 564-5717
Paper Items Enclosed  0                     HEARING IMPAIRED (TDD 800 822-6546)


________________________________________________________________________________

                       BUSINESS CHECKING ACCOUNT SUMMARY
________________________________________________________________________________

ACCOUNT NUMBER 1850844851

Balance on 02/01/04   113,363,867.13   Average Collected Balance 16,791,857.27
Deposit Activity                0.00
Check Activity                  0.00
Other Additions        28,048,443.07
Other Withdrawals     141,411,310.20-
BALANCE ON 02/29/04         1,000.00


________________________________________________________________________________
                                                                  ACCOUNT NUMBER
                        BUSINESS CHECKING ACCOUNT DETAIL           1850844851
________________________________________________________________________________


                                OTHER ADDITIONS

                                                                      REFERENCE
DATE   DESCRIPTION                                            AMOUNT  NUMBER
02/06  Securities Comerica 000119900068300                 55,557.00  9488834615
02/12  Wire #011706 Org Congress Finan Fed #003274        570,000.00  9485000778
02/12  Wire #011702 Org Congress Finan Fed #003273      5,700,000.00  9485000779
02/19  Wire #008816 Org Congress Finan Fed #002542      1,966,721.56  9485000823
02/19  Securities Comerica 000119900068300             11,556,164.51  9488336223
02/26  Securities Comerica 000119900068300              8,000,000.00  9488897462
02/27  Deposit - Miscellaneous                            200,000.00  0055380762

NUMBER OF OTHER ADDITIONS  7                    TOTAL  28,048,443.07

________________________________________________________________________________

                               OTHER WITHDRAWALS

                                                                      REFERENCE
DATE   DESCRIPTION                                            AMOUNT  NUMBER
02/05  Securities Comerica 000119900068300             13,362,867.14- 9488366594
02/05  Securities Comerica 000119900068300             99,999,999.99- 9488366593
02/09  Phone Transfer To:  000001011026752                 55,557.00- WBKPLG
02/17  Securities Comerica 000119900068300              6,270,000.00- 9488031545
02/19  Wire #009584 Bnf Cleveland Clif Fed #001143     11,556,164.51- 9485002417
02/20  Securities Comerica 000119900068300              1,966,721.56- 9488813875
02/26  Wire #005057 Bnf Banc One Leasi Fed #000804      8,000,000.00  9485002707
02/27  Wire #017148 Bnf Fti Consultant Fed #002209        200,000.00  9485003702

NUMBER OF OTHER WITHDRAWALS 8                   TOTAL 141,411,310.20-
________________________________________________________________________________

[COMERICA LOGO]

STATEMENT PERIOD
February 01, 2004 Thru February 29, 2004                    STATEMENT OF ACCOUNT

                                                            ------ ---- -----
Account Number: 1850844851                                         ----


--------------------------------------------------------------------------------
                                                                  ACCOUNT NUMBER
                    BUSINESS CHECKING ACCOUNT DETAIL (CONT.)
                                                                      1850844851
--------------------------------------------------------------------------------

                             DAILY BALANCE SUMMARY

DATE      ADDITIONS      SUBTRACTIONS             BALANCE             DATE      ADDITIONS           SUBTRACTIONS        BALANCE
01/31                    Previous Balance         113,363,867.13      02/17                          6,270,000.00-          1,000.00
02/05                      113,362,867.13-              1,000.00      02/19     13,522,886.07       11,556,164.51-      1,967,721.56
02/06        55,557.00                                 56,557.00      02/20                          1,966,721.56-          1,000.00
02/09                           55,557.00-              1,000.00      02/26      8,000,000.00        8,000,000.00-          1,000.00
02/12     6,270,000.00                              6,271,000.00      02/27        200,000.00          200,000.00-          1,000.00

IN RE: ROUGE INDUSTRIES, INC., ET AL                          CASE NO.: 03-13272
                                                REPORTING PERIOD: February, 2004

                      CONSOLIDATING STATEMENT OF OPERATIONS
                                  in $ millions

The Statement of Operations is to be prepared on an accrual basis. The accrual basis of accounting recognizes revenue when it is realized and expenses when they are incurred, regardless of when cash is actually received or paid.

Subsequent to the execution of the Asset Purchase Agreement on January 30, 2004, the Debtor is no longer operating or generating revenues. Accordingly the Debtor did not prepare an income statement for the month ended February 29, 2004, and does not expect to do so for future months.



                                                                                                         TOTAL       CUMULATIVE
                                                         RII      RSC      EVELETH    QS STEEL    ADJ.  FEBRUARY   FILING TO DATE
                                                         ---      ---      -------    --------    ----  --------   --------------
REVENUES
Gross Revenues                                                                                           $0.000       $298.036
Less: Returns and Allowances                                                                                                 0
Net Revenue                                             $0.000   $0.000    $0.000     $0.000    $0.000   $0.000       $298.036
                                                        ------   ------    ------     ------    ------   ------      ---------
COST OF GOODS SOLD
Beginning Inventory
Add: Purchases
Add: Cost of Labor
Add: Other Costs (attach schedule)
Less: Ending Inventory
                                                        ------   ------    ------     ------    ------   ------      ---------
Cost of Goods Sold                                       0.000    0.000     0.000      0.000     0.000    0.000        252.662
Gross Profit                                            $0.000   $0.000    $0.000     $0.000    $0.000   $0.000        $45.374
OPERATING EXPENSES
Advertising
Auto and Truck Expense
Contributions
Employee Benefits Programs
Insider Compensation*
Insurance                                                                                                                4.053
Management Fees/Bonuses
Office Expense
Pension & Profit-Sharing Plans
Repairs and Maintenance                                                                                                 28.041
Rent and Lease Expense                                                                                                   4.292
Salaries/Commissions/Fees
Supplies
Taxes - Payroll
Taxes - Real Estate                                                                                                      1.663
Taxes - Other
Travel and Entertainment
Utilities                                                                                                               14.156
Other (attach schedule)                                                                                                 12.726
                                                        ------   ------    ------     ------    ------   ------      ---------
Total Operating Expenses Before Depreciation             0.000    0.000     0.000      0.000     0.000    0.000         64.994
Depreciation/Depletion/Amortization                                                                                      6.342
                                                        ------   ------    ------     ------    ------   ------      ---------
Net Profit (Loss) Before
 Other Income & Expenses                                $0.000   $0.000    $0.000     $0.000    $0.000   $0.000        (25.962)
OTHER INCOME AND EXPENSES
Other Income (attach schedule)                                                                                           0.940
Income from Unconsolidated Subsidiaries                                                                                  1.360
Interest Expense                                                                                                         5.015
Other Expense (attach schedule)                                                                                          0.164
                                                        ------   ------    ------     ------    ------   ------      ---------
Net Profit (Loss) Before Reorganization Items           $0.000   $0.000    $0.000     $0.000    $0.000   $0.000       ($28.840)
REORGANIZATION ITEMS
Professional Fees (1)                                                                                                    8.975
Loss from SeverStal Transaction                                                                                        216.216
U. S. Trustee Quarterly Fees
Interest Earned on Accumulated Cash from Chapter 11
 (see continuation sheet)
Gain (Loss) from Sale of Equipment
Other Reorganization Expenses (attach schedule)
Total Reorganization Expenses
Income Taxes
                                                        ------   ------    ------     ------    ------   ------      ---------
Net Profit (Loss)                                       $0.000   $0.000    $0.000     $0.000    $0.000   $0.000      ($254.031)


*"Insider" is defined in 11 U.S.C. Section 101(31).

NOTES
(1) Net of pre-petition retainers applied.

IN RE: ROUGE INDUSTRIES, INC., ET AL                   CASE NO.: 03-13272
                                                REPORTING PERIOD: February, 2004


                  STATEMENT OF OPERATIONS - CONTINUATION SHEET
                                  in $ millions

                                                                    CUMULATIVE
BREAKDOWN OF "OTHER" CATEGORY                FEBRUARY, 2004       FILING TO DATE

OTHER COSTS

            PER AGREEMENT WITH THE OFFICE OF THE U.S. TRUSTEE, THIS
                         PAGE LEFT INTENTIONALLY BLANK

OTHER OPERATIONAL EXPENSES

OTHER INCOME

OTHER EXPENSES

OTHER REORGANIZATION EXPENSES

REORGANIZATION ITEMS - INTEREST EARNED ON ACCUMULATED CASH FROM CHAPTER 11:

Interest earned on cash accumulated during the chapter 11 case, which would not have been earned but for the bankruptcy proceeding, should be reported as a reorganization item.

                                                              FORM MOR-2 (CONT.)
                                                                          (9/99)

IN RE: ROUGE INDUSTRIES, INC., ET AL                   CASE NO.: 03-13272
                                                REPORTING PERIOD: February, 2004

                           CONSOLIDATING BALANCE SHEET
                                  in $ millions

The Balance Sheet is to be completed on an accrual basis only. Pre-petition liabilities must be classified separately from postpetition obligations.

                                                         ROUGE      ROUGE STEEL   EVELETH                         BOOK VALUE
                                                       INDUSTRIES     COMPANY     TACONITE   QS STEEL      ADJ.   @ 2/29/04
                        ASSETS
CURRENT ASSETS
Unrestricted Cash and Equivalents                                   $     101.8                                   $    101.8
Restricted Cash and Cash Equivalents                                        8.9                            (0.2)         8.7
Accounts Receivable (Net)                                    25.3          56.7                  11.1     (92.9)         0.2
Notes Receivable                                                                                                         0.0
Inventories                                                                                                              0.0
Prepaid Expenses                                                                                                         0.0
Professional Retainers                                                                                                   0.0
Other Current Assets (attach schedule)                                                                                   0.0
                                                       ----------   -----------   --------   --------   -------   ----------
  TOTAL CURRENT ASSETS                                 $     25.3   $     167.4   $    0.0   $   11.1   ($ 93.1)  $    110.7
PROPERTY AND EQUIPMENT
Real Property and Improvements                                                                                    $      0.0
Machinery and Equipment ("Waste Oxide")                                     9.0                                          9.0
Construction in Progress                                                                                                 0.0
Leasehold Improvements                                                                                                   0.0
Vehicles                                                                                                                 0.0
Less Accumulated Depreciation                                              (6.0)                                        (6.0)
                                                       ----------   -----------   --------   --------   -------   ----------
  TOTAL PROPERTY & EQUIPMENT                           $      0.0   $       3.0   $    0.0   $    0.0   $   0.0   $      3.0
OTHER ASSETS
Long Term Receivable                                                                                                     0.0
Investment in Unconsolidated Subsidiaries                                   9.4        2.2                (11.7)         0.0
Pension Related Assets (1)                                                 15.3                                         15.3
                                                       ----------   -----------   --------   --------   -------   ----------
  TOTAL OTHER ASSETS                                   $      0.0   $      24.7   $    2.2   $    0.0   ($ 11.7)  $     15.3

TOTAL ASSETS                                           $     25.3   $     195.2   $    2.2   $   11.1   ($104.8)      $129.0

            LIABILITIES AND OWNER EQUITY                                                                          BOOK VALUE
LIABILITIES NOT SUBJECT TO COMPROMISE (Postpetition)                                                              @ 2/29/04

Accounts Payable                                                                                                  $      0.0
Taxes Payable                                                               1.3                                          1.3
Wages Payable                                                                                                            0.0
Accrued Vacation                                                                                                         0.0
Secured Debt / Adequate Protection Payments                                 0.9                                          0.9
Professional Fees                                                                                                        0.0
Other Postpetition Liabilities (attach schedule)                                                                         0.0
                                                       ----------   -----------   --------   --------   -------   ----------
  TOTAL POSTPETITION LIABILITIES                       $      0.0   $       2.2   $    0.0   $    0.0   $   0.0   $      2.2

LIABILITIES SUBJECT TO COMPROMISE (Pre-Petition)

Secured Debt                                                               75.2                                         75.2
Priority Debt                                                               9.1        0.2        0.2                    9.6
Unsecured Debt                                               39.0         300.0        0.0       42.7     (93.1)       288.6
                                                       ----------   -----------   --------   --------   -------   ----------
  TOTAL PRE-PETITION LIABILITIES                       $     39.0   $     384.3   $    0.3   $   43.0   ($ 93.1)  $    373.4

  TOTAL LIABILITIES                                    $     39.0   $     386.5   $    0.3   $   43.0   ($ 93.1)  $    375.6

OWNER EQUITY

Capital Stock                                                       $       0.2                                   $      0.2
Additional Paid-In Capital                                                130.3                                        130.3
Retained Earnings - Pre-Petition                            (13.6)        (59.6)       2.0        8.6                  (62.6)
Retained Earnings - Post-Petition (2)                        (0.1)       (214.3)                (40.5)    (11.7)      (266.5)
Additional Minimum Pension Liability                                      (48.0)                                       (48.0)
                                                       ----------   -----------   --------   --------   -------   ----------
  NET OWNER EQUITY                                     ($    13.6)  ($    191.3)  $    2.0   ($  31.9)  ($ 11.7)  ($   246.6)

TOTAL LIABILITIES AND OWNERS' EQUITY                   $     25.3   $     195.2   $    2.2   $   11.1   ($104.8)  $    129.0

*"Insider" is defined in 11 U.S.C. Section 101(31).

NOTES:

Substantially all of the Debtors' assets were acquired on January 30, 2004 by SeverStal N.A. in exchange for cash and other consideration pursuant to the terms of the Asset Purchase Agreement ("APA") The APA was authorized by an order of the Court on December 2, 2003, subsequently amended and executed on January 30, 2004.

(1) Pension Related Assets represent the funded portion of the Debtors' pension accounts which was not acquired by SeverStal per the terms of the APA.

(2) "Retained Earnings - Post-Petition" includes a loss on the sale of assets approximating $174.2M.

                                                                      FORM MOR-3
                                                                          (9/99)

IN RE: ROUGE INDUSTRIES, INC., ET AL                  CASE NO.: 03-13272
                                                REPORTING PERIOD: February, 2004

                       BALANCE SHEET - CONTINUATION SHEET
                                  in $ millions

                  ASSETS                                              BOOK VALUE
Other Current Assets                                                  @ 2/29/04

               PER AGREEMENT WITH THE OFFICE OF THE U.S. TRUSTEE,
                      THIS PAGE LEFT INTENTIONALLY BLANK.

        LIABILITIES AND OWNER EQUITY                                  BOOK VALUE
Other Postpetition Liabilities                                        @ 2/29/04

Adjustments to Owner Equity

Postpetition Contributions (Distributions) (Draws)

Restricted Cash: Cash that is restricted for a specific use and not available to fund operations. Typically, restricted cash is segregated into a separate account, such as an escrow account.

                                                              FORM MOR-3 (CONT.)
                                                                          (9/99)

IN RE: ROUGE INDUSTRIES, INC., ET AL                   CASE NO.: 03-13272
                                                 REPORTING PERIOD: January, 2004

           CONSOLIDATING BALANCE SHEET AS OF THE ASSET PURCHASE CLOSE
                                  in $ millions

The balance sheet presented below represents the Debtors' books and records after the close of the SeverStal N.A. transaction on January 30, 2004

The Balance Sheet is to be completed on an accrual basis only. Pre-petition liabilities must be classified separately from postpetition obligations.

                                                         ROUGE      ROUGE STEEL   EVELETH                         BOOK VALUE
                                                       INDUSTRIES     COMPANY     TACONITE   QS STEEL      ADJ.   @ 1/31/04
                       ASSETS
CURRENT ASSETS
Unrestricted Cash and Equivalents                                   $     113.4                                   $    113.4
Restricted Cash and Cash Equivalents                                       21.4                                         21.4
Accounts Receivable (Net)                                    25.3          56.7                  11.1     (93.1)         0.0
Notes Receivable                                                                                                         0.0
Inventories                                                                                                              0.0
Prepaid Expenses                                                                                                         0.0
Professional Retainers                                                                                                   0.0
Other Current Assets (attach schedule)                                                                                   0.0
                                                       ----------   -----------   --------   --------   -------   ----------
  TOTAL CURRENT ASSETS                                 $     25.3   $     191.5   $    0.0   $   11.1   ($ 93.1)  $    134.8
PROPERTY AND EQUIPMENT
Real Property and Improvements                                                                                    $      0.0
Machinery and Equipment ("WORF")                                            9.0                                          9.0
Construction in Progress                                                                                                 0.0
Leasehold Improvements                                                                                                   0.0
Vehicles                                                                                                                 0.0
Less Accumulated Depreciation                                              (6.0)                                        (6.0)
                                                       ----------   -----------   --------   --------   -------   ----------
  TOTAL PROPERTY & EQUIPMENT                           $      0.0   $       3.0   $    0.0   $    0.0   $   0.0   $      3.0
OTHER ASSETS
Long Term Receivable                                                                                                     0.0
Investment in Unconsolidated Subsidiaries                                   9.4        2.2                (11.7)         0.0
Pension Related Assets (1)                                                 15.3                                         15.3
                                                       ----------   -----------   --------   --------   -------   ----------
  TOTAL OTHER ASSETS                                   $      0.0   $      24.7   $    2.2   $    0.0    ($11.7)  $     15.3

TOTAL ASSETS                                           $     25.3   $     219.3   $    2.2   $   11.1   ($104.8)  $    153.1

            LIABILITIES AND OWNER EQUITY                                                                          BOOK VALUE
LIABILITIES NOT SUBJECT TO COMPROMISE (Postpetition)                                                              @ 1/31/04

Accounts Payable                                                                                                  $      0.0
Taxes Payable                                                               5.6                                          5.6
Wages Payable                                                                                                            0.0
Accrued Vacation                                                                                                         0.0
Secured Debt / Adequate Protection Payments                                 1.2                                          1.2
Professional Fees                                                                                                        0.0
Other Postpetition Liabilities (attach schedule)                                                                         0.0
                                                       ----------   -----------   --------   --------   -------   ----------
  TOTAL POSTPETITION LIABILITIES                       $      0.0   $       6.8   $    0.0       $0.0   $   0.0   $      6.8

LIABILITIES SUBJECT TO COMPROMISE (Pre-Petition)

Secured Debt                                                               93.2                                         93.2
Priority Debt                                                               9.1        0.2        0.2                    9.6
Unsecured Debt                                               39.0         300.0        0.0       42.7     (93.1)       288.6
                                                       ----------   -----------   --------   --------   -------   ----------
  TOTAL PRE-PETITION LIABILITIES                       $     39.0   $     402.3   $    0.3   $   43.0   ($ 93.1)  $    391.4

  TOTAL LIABILITIES                                    $     39.0   $     409.1   $    0.3   $   43.0   ($ 93.1)  $    398.2

OWNER EQUITY

Capital Stock                                                       $       0.2                                   $      0.2
Additional Paid-In Capital                                                130.3                                        130.3
Retained Earnings - Pre-Petition                            (13.6)        (59.6)       2.0        8.6                  (62.6)
Retained Earnings - Postpetition                             (0.1)       (212.8)                (40.5)    (11.7)      (265.0)
Additional Minimum Pension Liability                                      (48.0)                                       (48.0)
                                                       ----------   -----------   --------   --------   -------   ----------
  NET OWNER EQUITY                                         ($13.6)  ($    189.8)  $    2.0   ($  31.9)  ($ 11.7)  ($   245.0)

TOTAL LIABILITIES AND OWNERS' EQUITY                   $     25.3   $     219.3   $    2.2   $   11.1   ($104.8)  $    153.1

*"Insider" is defined in 11 U.S.C. Section 101(31).

Pension Related Assets represent the funded portion of the Debtors' pension accounts which was not acquired by SeverStal per the terms of the Asset Purchase Agreement ("APA").

Substantially all of the Debtors' assets were acquired on January 30, 2004 by SeverStal N.A. in exchange for cash and other consideration pursuant to the terms of the APA. The APA was authorized by an order of the Court on December 2, 2003, subsequently amended and executed on January 30, 2004.

                                                                      FORM MOR-3
                                                                          (9/99)

IN RE: ROUGE INDUSTRIES, INC., ET AL                   CASE NO.: 03-13272
                                                REPORTING PERIOD: February, 2004

                          STATUS OF POSTPETITION TAXES

The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero. Attach photocopies of IRS Form 6123 or payment receipt to verify payment or deposit of federal payroll taxes. Attach photocopies of any tax returns filed during the reporting period.


THE DEBTORS HAVE TIMELY FILED RETURNS AND MADE PAYMENTS FOR ANY TAX LIABILITIES INCURRED DURING THE POST-PETITION PERIOD.


                                                                FEBRUARY, 2004
                             ------------------------------------------------------------------------------------
                             BEGINNING       AMOUNT                                                       ENDING
                                TAX        WITHHELD OR      AMOUNT          DATE         CHECK NO.         TAX
                             LIABILITY       ACCRUED         PAID           PAID          OR EFT        LIABILITY
                             ---------       -------         ----           ----          ------        ---------
FEDERAL
Withholding                          0              0              0                                            0
FICA-Employee                        0              0              0                                            0
FICA-Employer                        0              0              0                                            0
Unemployment                         0              0              0                                            0
Income                               0              0              0                                            0
                             ---------      ---------      ---------                                    ---------
  Total Federal Taxes        $     0.0      $     0.0      $     0.0                                    $     0.0
STATE AND LOCAL
Withholding                          0              0              0                                            0
Sales and Use                        0              0              0                                            0
Excise                               0              0              0                                            0
Unemployment                         0              0              0                                            0
Real Property                        0              0              0                                            0
Income and Franchise
Personal Property                    0              0              0                                            0
                             ---------      ---------      ---------                                    ---------
  Total State and Local            0.0
TOTAL TAXES

                      SUMMARY OF UNPAID POSTPETITION DEBTS

Attach aged listing of accounts payable.

                                                         NUMBER OF DAYS PAST DUE (@ 2/29/04)
                                                         -----------------------------------
                                                Current    0-30    31-60    61-90    Over 90    Total
                                                -------    ----    -----    -----    -------    -----
Accounts Payable
Wages Payable
Taxes Payable                                       1.3                                           1.3
Rent/Leases-Building
Rent/Leases-Equipment
Secured Debt/Adequate Protection Payments           0.9                                           0.9
Professional Fees
Amounts Due to Insiders*
Other Accruals (workers comp, etc.)
                                                -------    ----    -----    -----    -------    -----
TOTAL POSTPETITION DEBTS                        $   2.2                                         $ 2.2

EXPLAIN HOW AND WHEN THE DEBTOR INTENDS TO PAY ANY PAST-DUE POSTPETITION DEBTS.

*"Insider" is defined in 11 U.S.C. Section 101(31).                   FORM MOR-4
                                                                          (9/99)

IN RE: ROUGE INDUSTRIES, INC., ET AL                   CASE NO.: 03-13272
                                                REPORTING PERIOD: February, 2004

                  ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

ACCOUNTS RECEIVABLE RECONCILIATION                                      02/29/04
                                                                        --------
Total Accounts Receivable at the beginning of the reporting period      $     --
  + Amounts reclassed during the period 1                                    0.2
  - Amounts collected during the period                                       --
                                                                        --------
Total Accounts Receivable at the end of the reporting period            $    0.2

ACCOUNTS RECEIVABLE AGING                                               02/29/04
  Unbilled amounts (est.)                                               $    0.2
  0 - 30 days old                                                             --
  31 - 60 days old                                                            --
  61 - 90 days old                                                            --
  91+ days old                                                                --
                                                                        --------
  Total Accounts Receivable                                                  0.2
    Plus: Reserves for Doubtful Accounts                                      --
                                                                        --------
  Accounts Receivable (Gross)                                           $    0.2

                              DEBTOR QUESTIONNAIRE

MUST BE COMPLETED EACH MONTH                                                         YES     NO
1.    Have any assets been sold or transferred outside the normal course of
      business this reporting period? If yes, provide an explanation below.                   X

2.    Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation
      below.                                                                                  X

3.    Have all postpetition tax returns been timely filed? If no, provide an
      explanation below.                                                              X

4.    Are workers compensation, general liability and other necessary insurance
      coverages in effect? If no, provide an explanation below.                       X

NOTES:

1) Ford Motor Company ("FMC") deducted $192,270.79 from trade payments due to the Estate as a result of legal and professional fees incurred by FMC related to the bankruptcy. The Estate charged this amount back to FMC and contends that this amount is a valid receivable to the Estate. This amount was reclassed on the Balance Sheet from "Restricted Cash" to "Accounts Receivable (Net)."

                                                                      FORM MOR-5
                                                                          (9/99)